UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                October 17, 2008


                             CENTRAL JERSEY BANCORP
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           New Jersey                   0-49925                 22-3757709
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

1903 Hwy 35, Oakhurst, New Jersey                                   07755
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 663-4000


                627 Second Avenue, Long Branch, New Jersey 07740
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.
---------  ---------------------------------------------

      On October 17, 2008, Central Jersey Bancorp ("Bancorp"), the parent company of Central Jersey Bank, N.A., issued a press release announcing its consolidated financial results for the three and nine months ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

      The information contained under Item 2.02 of this current report on Form 8-K, including the portions of Exhibit 99.1 attached hereto which relate to Bancorp's consolidated financial results, is being furnished in accordance with this Item 2.02, but shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained under Item
2.02 of this current report on Form 8-K shall not be deemed to be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements
--------------------------

      Statements contained in this current report on Form 8-K, including Exhibit 99.1, that are not historical fact are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may be characterized as management's intentions, hopes, beliefs, expectations or predictions of the future. It is important to note that such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in such forward-looking statements. Factors that could cause future results to vary materially from current expectations include, but are not limited to, changes in interest rates, economic conditions, deposit and loan growth, real estate values, loan loss provisions, competition, customer retention, changes in accounting principles, policies or guidelines and legislative and regulatory changes.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
---------  ---------------------------------

              (d) Exhibits:

              Exhibit
              Number                Description
              ------                -----------

              99.1 Press Release Re: Central Jersey Bancorp Reports Record Quarterly Net Income of $1.03 Million.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CENTRAL JERSEY BANCORP
                                           -------------------------------------
                                                        (Registrant)



                                        By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer


Date:  October 21, 2008

                                  EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------

99.1 Press Release Re: Central Jersey Bancorp Reports Record Quarterly Net Income of $1.03 Million.